EXHIBIT 10.2






                         Eagle Pacific Industries, Inc.
                   Massachusetts Mutual Life Insurance Company
                         MassMutual Corporate Investors
                       MassMutual Participation Investors
                   MassMutual Corporate Value Partners Limited
                                     and the
                                   Spell Group


                                Rights Agreement




                             Dated as of May 1, 1997

















                                   EXHIBIT D
                            (to Purchase Agreement)

                                Table of Contents

                          (Not a part of the Agreement)


Section                    Heading                                     Page


Parties.................................................................1


Section 1.                 Control By Spell Group.......................1


Section 2.                 Restrictions on Transfer.....................2


Section 3.                 Tag-Along Right..............................3


Section 4.                 Registration Rights..........................4


Section 5.                 Definitions.................................14


Section 6.                 Miscellaneous...............................16


Schedule I

                                Rights Agreement


This Rights Agreement (the "Agreement") is entered into as of May 1, 1997 by and among (i) Eagle Pacific Industries, Inc., a Minnesota corporation (the "Company"), (ii) Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Corporate Value Partners Limited (hereinafter referred to collectively as the
"Institutional Investors"), (iii) Harry W. Spell, (iv) William H. Spell, (v) Richard Perkins, Trustee under Agreement dated 6/14/78 F/B/O Richard W. Perkins,
(vi) Bruce Richard, and (vii) Dianne M. Spell (each such individual and such foundation being hereinafter referred to individually as a "Spell Investor" and collectively, together with their respective Related Parties, as the "Spell Group").

     Whereas, the Institutional Investors have negotiated with the officers of the Company to enter into a Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Institutional Investors will purchase from the Company 10,000 shares of 8% Convertible Preferred Stock (the "8% Preferred Stock") of the Company. The shares of
Preferred Stock purchased by the Institutional Investors pursuant to the Purchase Agreement and the shares of Common Stock issued or to be issued upon conversion of the Preferred Stock are collectively referred to as the "Institutional Investor Stock."

     Whereas, Spell Group owns 447,530 shares of Common Stock of the Company, which will constitute approximately 3.98% of the fully diluted Common Stock outstanding immediately after the purchase of the Preferred Stock by the Institutional Investors.

     Whereas, the Institutional Investors have required as an absolute condition to the purchase of the Preferred Stock from the Company, that the Company and the Spell Group enter into this Agreement, and whereas the Company and the Spell Group are desirous that the Institutional Investors enter into the Purchase Agreement and purchase from the Company the Preferred Stock described above, the Company and the Spell Group have agreed to enter into this Agreement.

     Now therefore, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties agree as follows:


Section 1.    Control By Spell Group.

     Each Spell Investor covenants and agrees,  severally and not jointly,  that
(i) it will at all times own beneficially and of record not less than the number of shares of Common Stock set forth across from the name of such Spell Investor on Schedule I hereto (which is 80% of the shares of Common Stock owned by such investor on March 29, 1997); provided that shares of Common Stock sold in an Estate Sale shall be excluded from any determination pursuant to this clause

(i), and (ii) at each regular or special meeting of the shareholders of the Company at which directors are to be elected, all of the shares of Common Stock of the Company owned by such Spell Investor and any Related Party of such Spell Investor shall be voted in favor of the nominee or nominees for the Board of Directors of the Company selected by the holders of a majority of the outstanding Common Stock owned by the Spell Group. Each Spell Investor, severally and not jointly, (i) represents that except as disclosed in Schedule I attached hereto, none of the shares of Common Stock owned by such investor have been pledged, hypothecated or otherwise used as collateral, and (ii) except for the shares of Common Stock listed in Schedule I and shares pledged under the Company's leveraged equity purchase plan, the shares of Common Stock which are subject to the restrictions set forth herein will not at any time be pledged, hypothecated or otherwise used as collateral by such Spell Investor and all such shares of Common Stock shall be endorsed with a legend referring to this Agreement and the restrictions set forth herein on the sale, pledge or hypothecation of such shares. The obligation of each Spell Investor to comply with the restrictions set forth in this Section 1 shall terminate at such time as the Institutional Investors no longer hold any Registrable Securities.


Section 2.    Restrictions on Transfer.

     (a) Restrictive Legend. The certificates representing the Institutional Investor Stock to be issued to the Institutional Investors shall bear the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in the absence of an effective registration statement under the Act or an exemption from registration thereunder. The securities represented by this certificate are also subject to additional restrictions on transfer and certain other agreements set forth in a rights agreement dated as of May 1, 1997, a copy of which may be obtained by the Holder hereof without charge at the Company's principal place of business.


     In the event that a Registration Statement covering the Institutional Investor Stock shall become effective under the Act, or in the event that the Company shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144(k) of the Regulations of the Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Institutional Investor Stock or issue new certificates without such legend in lieu thereof. Upon the written request of any Institutional Investor, the Company covenants and agrees forthwith to request its counsel to render an opinion with respect to the matters covered by this subsection (a) and to bear all expenses in connection with the same.

     (b) Notice of Proposed Transfer; Registration Not Required. Each Institutional Investor agrees to give prior written notice to the Company of such Institutional Investor's intention to transfer all or any part of its

Institutional Investor Stock, describing briefly the manner and circumstances of the proposed transfer. If in the opinion of counsel to such Institutional Investor and counsel to the Company, the proposed transfer may be effected without Registration, the Company, as promptly as practicable, shall notify such Institutional Investor of such opinion and of the terms and conditions, if any, to be observed in connection with such transfer, whereupon such Institutional Investor shall be entitled to transfer such Institutional Investor Stock, in accordance with the terms of the notice delivered to such Institutional Investor by the Company. If either of such counsel is unable to render such an opinion (in which case said counsel shall set forth in writing the basis for its legal conclusions in this regard) or, if the Company shall not find either of such opinions reasonably acceptable (in which case the Company shall set forth in writing the reasons such opinion is not acceptable), the proposed transfer described in the written notice given pursuant to this subsection may not be effected by such Institutional Investor. All fees and expenses of counsel, including reasonable fees and expenses of one counsel for all Institutional Investors in connection with the rendition of the opinions provided for in this subsection, shall be paid by the Company.

Section 3.    Tag-Along Right.

     With respect to any proposed transfer, sale or other disposition (collectively, a "Proposed Transfer") of shares of Common Stock ("Shares") by any Spell Investor, or any Related Party (such persons being hereinafter referred to collectively as the "Control Group") to a person (such other person being hereafter referred to as the "Proposed Purchaser"), other than pursuant to an Exempt Transfer, each of the Institutional Investors shall have the right (the "Tag-Along Right") to require the Proposed Purchaser to purchase from such Institutional Investor up to the number of whole Shares owned by such Institutional Investor, including Shares to be received upon conversion of the Preferred Stock, equal to the sum of (A) the number derived by multiplying the total number of Shares the members of the Control Group propose to transfer by a fraction, the numerator of which is the total number of Shares owned by such Institutional Investor (including Shares to be received upon conversion of the Preferred Stock), and the denominator of which is the total number of Shares then outstanding on a fully-diluted basis and (B) any additional Shares such Institutional Investor shall be entitled to have purchased pursuant to the next paragraph if any other Institutional Investor elects not to exercise its rights thereunder. Any Shares purchased from Institutional Investors pursuant to this
Section 3 shall be for the same consideration and upon the same terms and conditions as such Proposed Transfer by the Control Group; provided that in connection with such sale no Institutional Holder shall be obligated to give any indemnification, representation or warranty regarding the business or financial condition of the Company. A representative of the Control Group (the "Control Group Representative") shall, not less than thirty (30) nor more than forty-five
(45) calendar days prior to each Proposed Transfer, notify, or cause to be notified, each Institutional Investor in writing of each such Proposed Transfer, setting forth in such notice: (i) the name of the transferor and the number of Shares proposed to be transferred, (ii) the name and address of the Proposed Purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such Proposed Purchaser and (iv) that the Proposed Purchaser has been informed of the Tag-Along Right provided for in this
Section 3 and has agreed to purchase Shares in accordance with the terms hereof.

     The Tag-Along Right may be exercised by any Institutional Investor by delivery of a written notice to the Control Group Representative (the "Tag-Along Notice") within fifteen (15) business days following its receipt of the notice specified in the last sentence of the preceding paragraph. The Tag-Along Notice shall state the number of Shares that such Institutional Investor proposes to include in such transfer to the Proposed Purchaser determined as aforesaid, plus the number of additional Shares, if any, that such Institutional Investor would be willing to sell to the Proposed Purchaser in the event that any of the other Institutional Investors elects not to exercise their Tag-Along Rights in whole or in part. The maximum number of additional Shares that each such Institutional Investor shall be entitled to sell, and the Proposed Purchaser be required to purchase, shall be determined by multiplying the total number of Shares that, under the formula described in the previous paragraph, Institutional Investors could have elected to sell to the Proposed Purchaser but elected not to so sell, by a fraction, the numerator of which is the total number of Shares owned by such Institutional Investor electing to sell additional Shares and the denominator of which is the total number of Shares owned by all Institutional Investors who delivered Tag-Along Notices. In the event that the Proposed Purchaser does not purchase Shares from the Institutional Investors on the same terms and conditions as specified in the notice referred to in the last sentence of the preceding paragraph, then the Control Group shall not be permitted to sell any Shares to the Proposed Purchaser in the Proposed Transfer. If no Tag-Along Notice is received during the 15-day period referred to above (or if such Notices do not cover all the Shares proposed to be transferred), the Control Group shall have the right, for a period of ninety (90) days after the expiration of the 15-day period referred to above, to transfer the Shares specified in the notice referred to in the last sentence of the preceding paragraph (or the remaining Shares) on terms and conditions no more favorable than those stated in the Tag- Along Notice and in accordance with the provisions of this Section 3.

     The Company agrees not to effect any transfer of Shares by any member of the Control Group until it has received evidence reasonably satisfactory to it that the Tag-Along Right, if applicable to such transfer, has been complied with. The rights provided in this Section 3 shall terminate at such time as the Institutional Investors no longer hold Registrable Securities. The right of the Control Group to sell Shares in accordance with this Section 3 shall at all times be subject to the requirements of Section 2 of this Agreement.

Section 4.                 Registration Rights.

     (a) Piggyback Registration Rights.

     (1) Right to  Piggyback.  Subject to the last  sentence of this  subsection
(1), whenever the Company proposes to register any securities with the Securities and Exchange Commission (the "Commission") under the Act (other than a registration on Form S-4 or S-8 or a S-3 registration statement which relates solely to a dividend reinvestment plan or employee purchase plan) and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give written notice to each of the Institutional Investors, at least thirty (30) days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection (a)(2) below, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after delivery of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a Piggyback Registration pursuant to this Section 4 on the same terms and conditions as those applicable to the registration of Common Stock (or securities convertible into or exchangeable or exerciseable for Common Stock) to be sold by the Company and by any other person selling under such registration.

     (2) Priority on Piggyback Registrations. If the managing underwriter or underwriters advise the holders of Registrable Securities in writing that in its or their reasonable opinion, that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a)(1) above) will materially adversely affect the success of such offering, the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters can be sold as follows: (i) first, the shares the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Institutional Investors, and (iii) the securities requested to be included by members of the Control Group. To the extent that the privilege of includingRegistrable Securities in any Piggyback Registration must be allocated among the Institutional Investors, the allocation shall be made pro rata based on the number of Registrable Securities that each such participant shall have requested to include therein.

     (3) Selection of Underwriters. If any Piggyback Registration is an underwritten offering (other than an offering initiated as a Demand Registration as provided in subsection (b) below), the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be reasonably acceptable to the holders of a majority of the Registrable Securities included therein.

     (b) Demand Registration Rights.

     (1) Right to Demand. At any time the Institutional Investors may make a written request of the Company for registration with the Commission, under and in accordance with the provisions of the Act, of all or part of their Registrable Securities (a "Demand Registration"); provided, that the Company need not effect a Demand Registration unless such Demand Registration shall include at least 50% of the Registrable Securities held on the date of such written request by the Institutional Investors collectively. Subject to subsection (b)(3) below, the Company will include in such registration all Registrable Securities of such Institutional Investors with respect to which the Company has received written requests for inclusion therein. All requests made pursuant to this subsection (b)(1) will specify the aggregate number of Registrable Securities requested to be registered and will also specify the intended methods of disposition thereof.

     (2) Number of Demand Registrations. The Institutional Investors collectively shall be entitled to two (2) Demand Registrations; provided that if William Blair Mezzanine Capital Fund, L.P. ("Blair") exercises its right to participate in any such Demand Registration and the holders of the Registrable Securities are unable to register all of the Registrable Securities requested to be included in such registration on account of the Blair participation, then the Company shall grant to the holders of the Registrable Securities an additional Demand Registration on the terms and conditions set forth herein. The expenses of the Institutional Investors requesting a Demand Registration shall be borne by the Company as provided in subsection (d) below. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective by the Commission and remains effective for at least 60 consecutive days without being interfered with by any (i) stop order, injunction or other order or requirement of the Commission or other governmental agency or court or regulatory agency or exchange, including NASDAQ or NASD, or
(ii) action by the Company or any stockholder (other than the Institutional Investor(s) requesting such Demand Registration) requiring the suspension of such offering.

     (3) Priority on Demand Registration. If in any Demand Registration the managing underwriter or underwriters thereof advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of shares that any participant may sell), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering as follows: (i) first, the Registrable Securities held by the Institutional Investors that initiated such Demand Registration, (ii) second, the Registrable Securities requested to be included in such Demand Registration by any other Institutional Investors pro rata among those requesting registration on the basis of the number of shares of Common Stock requested to be included, and (iii) third, shares of Common Stock to be issued and sold by the Company; provided that the foregoing priority is subject to the rights of Blair to participate pro rata in accordance with the Blair registration agreeement.

     (4) Selection of Underwriters. The holders of a majority of the Registrable Securities to be included in such Demand Registration held by the Institutional Investors that initiated such Demand Registration shall have the right to select a managing underwriter or underwriters of recognized national standing that is or are reasonably satisfactory to the Company to administer the offering.

     (c) Registration Procedures. With respect to any Piggyback Registration or Demand Registration (generically, a "Registration"), the Company will, subject to Sections (4)(a)(2) and (4)(b)(3), as expeditiously as practicable:

          (1) prepare and file with the Commission, within ninety (90) days after mailing the applicable Notice, a registration statement or registration statements (the "Registration Statement") relating to the applicable Registration; provided that the Company will include in any Registration Statement all information that the holders of the Registrable Securities so to be registered shall reasonably request and shall include all financial statements required by the Commission to be filed therewith, cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"), and use its best efforts to cause such Registration Statement to become effective; provided further, that before filing a Registration Statement or prospectus related thereto (a "Prospectus") or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters and their respective counsel, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

          (2) use its best efforts to keep such Registration Statement current for a period of ninety (90) days, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep each Registration Statement effective for such period; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of subsection (11) of this subsection (c), if applicable;

          (3) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (C) of the issuance by the

     Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by subsection (14) below cease to be true and correct,
     (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          (4) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (5) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (6) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (7) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of Registrable Securities and underwriters may reasonably request; the Company consents to the use of each Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

          (8) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as any seller or underwriter reasonably requests in writing, considering the amount of Registrable Securities proposed to be sold in each such jurisdiction, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (9) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and to be in such denominations and registered in such names as the managing underwriters may request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

          (10) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (11) upon the  occurrence  of any  event  contemplated  by  subsection
     (3)(F) above, prepare a supplement or posteffective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (12) cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, or cause such Registrable Securities to be authorized for trading on the NASDAQ National Market if any similar securities issued by the Company are then so authorized, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

          (13) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

          (14) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration

     (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily, made by issuers to underwriters in primary underwritten offerings; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (C) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (D) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures set forth in subsection (f) below with respect to all parties to be indemnified pursuant to said subsection; and (E) the Company shall deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with subsection 3(F) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          (15) make available for inspection by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction;

          (16) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of
     Section 11 (a) of the Act, no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

          (17)  promptly  prior  to the  filing  of any  document  that is to be incorporated by reference into any Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request so that such document will comply in all material respects with the requirements of the Securities Act.

     The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such securities as required by applicable laws and regulations.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (3)(F) of this
subsection   (c),  such  holder  will  forthwith   discontinue   disposition  of
Registrable Securities pursuant to the Registration Statement until such holder's receipt of copies of the supplemented or amended Prospectus as contemplated by subsection (11) of this subsection (c), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings, that are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods referred to in subsection (2) of this subsection (c) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (11) of this subsection (c) or the Advice.

     (d) Registration Expenses. All expenses incident to the Company's performance of or compliance with this Section 4 will be borne by the Company, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters), all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD, the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on the NASDAQ National Market or the NASDAQ Smallcap Market, as the case may be, and all other costs and expenses incurred by the Company in connection with any Registration hereunder and, in connection with a Demand Registration, the reasonable fees and expenses of one (1) firm of counsel selected by the

Institutional Investors holding more than 50% of the Registrable Securities being sold or registered pursuant to the provisions of this Agreement; provided, that, except as otherwise provided in Section 4(e)(2) below, the Company shall not bear the costs and expenses of any selling holders of Registrable Securities for underwriters' commissions or brokerage fees.

     (e) Indemnification.

     (1) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each Institutional Investor, its officers, directors and agents and each person who controls such Institutional Investor (within the meaning of the Act and the Exchange Act), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Institutional Investor furnished in writing to the Company by such Institutional Investor or its representative expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Institutional Investor; provided, however, if pursuant to an underwritten public offering of Registrable Securities, the Company and any underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions relating to indemnification and contribution between the Company and such underwriters, such provisions shall be deemed to govern indemnification and contribution as between the Company and such underwriters.

     (2) Indemnification by Institutional Investors. In connection with any registration in which a Institutional Investor is participating, each such Institutional Investor will furnish to the Company in writing such information with respect to such Institutional Investor as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company signing the Registration Statement, each person who controls the Company (within the meaning of the Act and the Exchange Act) and all underwriters participating in the distribution against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Institutional Investor so furnished in writing by such Institutional Investor or its representative specifically for inclusion therein. In no event shall the liability of any Institutional Investor hereunder be greater in amount than the dollar amount of the proceeds received by such Institutional Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Prospectus or Registration Statement.

     (3) Conduct of Indemnification Proceedings. Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding clauses (1) and (2), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     (4) Contribution. If for any reason the indemnification provided for in the preceding clauses (1) and (2) is unavailable to an indemnified party as contemplated by the preceding clauses (1) and (2), then the indemnifying party in lieu of indemnification shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no Institutional Investor shall be required to contribute in an amount greater than the difference between the net proceeds received by such Institutional Investor with respect to the sale of any Institutional Investor Stock and all amounts already contributed by such Institutional Investor with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by such Institutional Investor.

     (f) Rule 144. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Act relating to any class of equity securities of the Company, it will file in a timely manner all reports required to be filed by it pursuant to the Act and the Exchange Act. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     (g) Participation in Underwritten Registrations. No Institutional Investor may participate in any underwritten registration hereunder unless such Institutional Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to select the underwriter pursuant to subsections (4)(a)(3) and
(4)(b)(4) above, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements, custody agreements and other documents customarily required under the terms of such underwriting arrangements.

Section 5.    Definitions.

     In addition to the terms defined elsewhere in this Agreement, the following terms have the following respective meanings:

     "Act" means the Securities Act of 1933, as amended.

     "Advice" is defined in Section 4.

     "Agreement" is defined in the heading of this Agreement.

     "Commission" is defined in Section 4.

     "Common Stock" shall mean the common stock, $.01 par value, of the Company authorized at the date hereof and the Class B Common Stock, $.01 par value, authorized on the date of issuance of the 8% Preferred Stock and any class of common stock of the Company issued in substitution therefor.

     "Company" is defined in the heading of this Agreement.

     "Control Group" is defined in Section 3.

     "Control Group Representative" is defined in Section 3.

     "Demand Registration" is defined in Section 4.

     "Estate Sale" shall mean the sale of Common Stock by the estate of any person included in the Spell Group following the death of such Person.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exempt Transfer" shall mean (1) transfers by a Spell Investor to his or her Related Parties; provided that any such transferee agrees in writing to be bound by this Agreement as if such transferee were an original signatory hereto and (2) transfers by a Spell Investor pursuant to a Public Sale.

     "Family Trust" means, in respect of any person, any trusts for the exclusive benefit of such individual, his/her spouse and lineal descendants, so long as such individual has the exclusive right to control each such trust.

     "Institutional Investor" is defined in the heading of this Agreement.

     "Institutional Investor Stock" is defined on page 1.

     "NASD" is defined in Section 4.

     "Piggyback Registration" is defined in Section 4.

     "Preferred Stock" is defined on page 1.

     "Proposed Purchaser" is defined in Section 3.

     "Proposed Transfer" is defined in Section 3.

     "Prospectus" is defined in Section 4.

     "Public Sale" shall mean a sale of Common Stock by a Spell Investor in an unsolicited broker transaction or directly with a market maker in the Company's stock, or to the public or a Related Party pursuant to a Registration Statement or pursuant to an exemption under Rule 144 of the Securities Act.

     "Purchase Agreement" is defined on page 1.

     "Registrable Securities" means the Preferred Stock and the underlying shares of Common Stock to be issued by the Company upon conversion of the Preferred Stock but only until such time as such Institutional Investor Stock
(i) has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it, or (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Act.

     "Registration" is defined in Section 4(c).

     "Registration Statement" is defined in Section 4.

     "Related Party" means,  with respect to any person,  (1) a spouse or child,
(2) a Family Trust, or (3) a corporation, partnership or limited liability company of which such person owns or holds 51% or more controlling interest.

     "Shares" is defined in Section 3.

     "Spell Group" is defined in the heading of this Agreement.

     "Spell Investor" is defined in the heading of this Agreement.

     "Tag-Along Notice" is defined in Section 3.

     "Tag-Along Right" is defined in Section 3.


Section 6.    Miscellaneous.

     (a) Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns including any party to which any Institutional Investor has transferred orsold his or its Institutional Investor Stock. Each transferee of Institutional Investor Stock from an Institutional Investor shall take such Institutional Investor Stock subject to the same restrictions as existed in the hands of the transferor. Institutional Investor Stock sold to the public pursuant to an effective Registration Statement shall no longer be subject to any of the provisions of this Agreement.

     (b) Specific Performance, Etc. The Company, each of the Institutional Investors, each Spell Investor, in addition to being entitled to exercise all rights provided herein, in the Company's Articles of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties hereto agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, when transmitted by telecopy, electronic or digital transmission method, or sent by registered or certified mail (return receipt requested) postage prepaid to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective five days after mailing.

          (i) If to the Company or any member of the Spell Group other than Richard W. Perkins or Bruce A. Richard, at:

                          Eagle Pacific Industries, Inc.
                          2430 Metropolitan Centre
                          333 South Seventh Street
                          Minneapolis, Minnesota  55402
                          Attention:  William H. Spell
                          Fax:  (612) 371-9651


          (ii) If to Richard W. Perkins at:

                          730 East Lake Street
                          Wayzanta, Minnesota 55391
                          Fax: (612) 473-4702

          (iii) If to Bruce A. Richard at:

                          2458 Farrington
                          Roseville, Minnesota 55113
                          Fax: (612) 483-1359


          (iv) If to the Institutional Investors, at:

                          c/o Massachusetts Mutual Life Insurance Company 1295 State Street
                          Springfield, Massachusetts 01111
                          Attention:  Mark Ahmed
                          Fax: (413) 744-6127


                 with copies to:

                          MassMutual Corporate Value Partners Limited
                          P.O. Box 1096
                          George Town, Grand Cayman
                          Cayman Islands, B.W.I.
                          Attention:  Michael Carey
                          Fax:

     (d) Amendments and Waivers. This Agreement may be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may be given if approved by the Company in writing and the Company has obtained the written consent of Institutional Investors holding at least a majority of the then outstanding Registrable Securities and, in the case of any amendment or waiver of the provisions of Section 1 or 3, the holders of a majority of the Common Stock owned by the Spell Group. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     (e) Recapitalizations, Exchange, Etc. Affecting the Company's Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

     (f) Termination. This Agreement shall terminate and cease to be of any further force or effect on the tenth anniversary of the date hereof.

     (g) Applicable Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Minnesota without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

     (h) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     (i) Interpretation. Time is of the essence of each provision of this Agreement of which time is an element.

     (j)  Headings   Descriptive.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions thereof.

     (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (m)   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

     In Witness Whereof, the parties have executed this Rights Agreement as of the date first above written.


                                        Eagle Pacific Industries, Inc.



                                        By /s/ William Spell

                                         Accepted and agreed to:


                                         Massachusetts Mutual Life
                                           Insurance Company



                                         By /s/ Michael L. Klofas
                                           Its Managing Director


This Agreement is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such trust are not personally binding upon, nor shall resort be had to the property of, any of the trustees, shareholders, officers, employees or agents of such trust, but the trust property only shall be bound.


                                           MassMutual Corporate Investors



                                           By /s/ Michael L. Klofas
                                             Its Investment Officer



This Agreement is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's assets and property only shall be bound.


                                            MassMutual Participation Investors



                                            By /s/ Michael L. Klofas
                                              Its Investment Officer



                                            MassMutual Corporate Value
                                               Partners Limited

                                                By   Massachusetts Mutual Life
                                                       Insurance Company, as
                                                       Investment Manager



                                                      By /s/ Michael L. Klofas
                                                         Its Managing Director

                                                 Accepted and agreed to:



                                                 /s/ William Spell
                                                 William H. Spell



                                                 /s/ Dianne Spell
                                                 Dianne M. Spell



                                                 /s/ Harry Spell
                                                 Harry W. Spell



                                                 /s/ Bruce A. Richard
                                                 Bruce A. Richard






                                                 [continued on next page]

                                             RICHARD W. PERKINS, TRUSTEE UNDER
                                             AGREEMENT 6-14-78 FBO
                                             RICHARD W. PERKINS



                                             By  /s/ Richard W. Perkins
                                                 Richard W. Perkins, Trustee

                                   Schedule I



Investor                   80% of Common Stock Owned on         Total Number of
                                March 29, 1997                   Shares Pledged


Harry W. Spell                      103,066                            0

William H. Spell                     85,627                            63,900

Bruce A. Richard                     52,578                            0

Richard W. Perkins, Trustee          99,610                            0
under Agreement dated 6/14/78
F/B/O Richard W. Perkins


Dianne M. Spell                      17,143                            21,429